0200617.01                        FIRST AMENDMENT TO
                     SECOND AMENDED AND RESTATED CREDIT AGREEMENT

     THIS AMENDMENT ("Amendment"), dated January 21, 1999, and effective as of January 4, 1999, is made by and among (i) SCHULER HOMES, INC., a Delaware corporation (the "Company"); (ii) SCHULER HOMES OF CALIFORNIA, INC., a California corporation, SCHULER HOMES OF OREGON, INC., an Oregon corporation, SCHULER HOMES OF WASHINGTON, INC., a Washington corporation, MELODY HOMES, INC., a Delaware corporation, SCHULER REALTY/MAUI, INC., a Hawaii corporation, SCHULER REALTY/OAHU, INC., a Hawaii corporation, LOKELANI CONSTRUCTION CORPORATION, a Delaware corporation, MELODY MORTGAGE CO., a Colorado corporation, and SHLR OF WASHINGTON, INC., a Washington corporation ("SHLR/Washington"), SHLR OF UTAH, INC., a Utah corporation, and SHLR OF COLORADO, INC., a Colorado corporation (collectively referred to as the "Guarantors"), (iii) SSHI LLC, a Delaware limited liability company ("SSHI"),
(iv) the banks from time to time party to this Agreement (collectively referred to as the "Banks", and individually referred to as a "Bank"), (v) FIRST HAWAIIAN BANK, a Hawaii corporation, as administrative and co-syndication agent for the Banks (the "Administrative Agent"), and (vi) BANK OF AMERICA NT&SA, a national banking association, as documentation and co-syndication agent for the Banks (the "Documentation Agent", the Administrative Agent and the Documentation Agent are collectively referred to as the "Agents").

                            W I T N E S S E T H   T H A T:

     WHEREAS, the Company, the Banks and the Administrative Agent entered into that certain Credit Agreement dated as of March 29, 1996 (the "Original Credit Agreement"), relating to the establishment of a revolving credit facility (the "Credit Facility") in the principal amount of US$110,000,000.00 (the "Original Commitment") made available to the Company by the Banks; and

     WHEREAS, in connection therewith, the Company, the Banks and the Administrative Agent executed certain Loan Documents (as defined in the Original Credit Agreement); and

     WHEREAS, the Company, the Banks and the Administrative Agent entered into that certain Supplement No. 1 to Credit Agreement effective as of January 8, 1997 (the "Supplement"), relating to the use of certain proceeds of Advances (as defined in the Original Credit Agreement) during the Waiver Period (as defined in the Supplement); and

     WHEREAS, the Company, the Guarantors, the Banks and the Agents entered into that certain Amended and Restated Credit Agreement dated March 27, 1997 (the "Amended Credit Agreement"), which amended the terms of the Original Credit Agreement by, among other things, increasing the Original Commitment to US $137,600,000.00; and

     WHEREAS, the Company, the Guarantors, the Banks and the Agents entered into that certain Second Amendment to Loan Documents dated April 29, 1998 (the "Second Amendment"), which among other things, provided for the consent to the Company's issuance of "Senior Notes", as defined therein, which would be PARI PASSU with the Credit Facility and changed the status of the Guarantors from that as "co-borrowers" to "guarantors" of the Credit Facility; and

     WHEREAS, the Company, the Banks and the Agents entered into that certain Second Amended and Restated Credit Agreement dated September 30, 1998 (the "Second Amended Credit Agreement), which further amended the terms of the Original Credit Agreement by, among other things, decreased the Aggregate Commitment to $90,000,000.00 and extended the Termination Date to July 1, 2001; and

     WHEREAS, the Company has requested the Banks and the Agents to further amend the Loan Documents to permit the Company, through SHLR/Washington, to acquire the majority interest in SSHI LLC; and

     WHEREAS, the Banks and the Agents are willing to comply with such request, upon and subject to the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used herein, unless otherwise defined herein, shall have the same meanings as those ascribed to them in the Second Amended Credit Agreement.

     2. REPRESENTATIONS AND WARRANTIES. As an essential inducement to the Banks and the Agents to execute this Amendment, the Company hereby repeats, reaffirms and incorporates herein by reference all of the representations and warranties contained in Section 5 of the Second Amended Credit Agreement.

     3. AMENDMENT OF LOAN DOCUMENTS. The Loan Documents are hereby amended as follows:

          (a) All references in the Loan Documents to "Guarantor" or "Guarantors" shall include SSHI.

          (b) All references in the Loan Documents to "Guaranty" shall include all agreements in form and substance satisfactory to the Banks and the Agents, duly executed by the Guarantors, including SSHI, jointly and severally guaranteeing the due and punctual payment of the Note, and the observance and performance of the Borrower's obligations under the Loan Documents.

     4. DELIVERY OF RELATED DOCUMENTS. The Company, the Guarantors and SSHI shall deliver to the Administrative Agent on or before February 1, 1999 the following documents, all of which shall be in form and substance satisfactory to the Banks and the Agents:

          (a)  The Guaranty executed by the Guarantors, including SSHI;


                                    - 2 -

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          (b)  Properly certified resolutions of the respective Boards of
Directors or other governing body, as applicable, of the Borrower, the Guarantors and SSHI duly authorizing the execution and delivery of this Amendment and the Guaranty by such applicable party.

          (c) A copy of the Certificate of Formation and the Operating Agreement for SSHI, a copy of the certificate of good standing of SSHI issued by the applicable state agency, and such authenticated copies of such other corporate documents as the Administrative Agent may reasonably request.

          (d) An opinion from counsel to the Borrower stating that after the execution and delivery of this Amendment by the Borrower, the Loan Documents will continue to be enforceable in accordance with their terms and will continue to constitute the valid and legally binding obligations of the Borrower.

          (e) An opinion from counsel to the Guarantors and SSHI stating that after the execution and delivery of this Amendment and the Guaranty by the Guarantors and SSHI, the Loan Documents, including the Guaranty, will continue to be enforceable in accordance with their terms and the Guaranty will constitute the valid and legally binding obligations of the Guarantors and SSHI.

     5. CONFORMANCE. The Loan Documents are hereby amended to conform with this Amendment, but in all other respects such provisions are to be and continue in full force and effect.

     6. CONTINUANCE OF SECURITY. The performance of the obligations of the Company under the Loan Documents, as herein amended, shall be fully secured by and entitled to the benefits of the Guaranty and the other Loan Documents, and any modifications, extensions, renewals or replacements thereof.

     7. NO OFFSETS. As of the date hereof, the Company has no claims, defenses or offsets against the Banks or the Agents, or against the Company's obligations under the "Loan Documents", as herein amended, whether in connection with the negotiations for or closing of the Credit Facility, of any prior amendments, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released. As of the date hereof, the Guarantors and SSHI have no claims, defenses or offsets against the Banks or the Agents, or against the Guarantors' and SSHI's obligations under the Guaranty, whether in connection with the negotiations for or closing of the Credit Facility, of any prior amendments, of this Amendment, or otherwise, and if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

     8. NO WAIVER. This Amendment is made on the express condition that nothing herein contained shall in any way be construed as affecting, impairing or waiving any rights of the Banks or the Agents under any of the Loan Documents, as herein amended.

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     9.   ENTIRE AGREEMENT.  This Amendment incorporates all of the
agreements between the parties relating to the amendment of the Loan Documents and supersedes all other prior or concurrent oral or written letters, agreements or understandings relating to such amendment.

     10. HEADINGS. The headings of paragraphs and subparagraphs herein are inserted only for convenience and reference, and shall in no way define, limit or describe the scope or intent of any provisions of this Amendment.

     11. GOVERNING LAW; SEVERABILITY. This Amendment is executed and delivered, and shall be construed and enforced, in accordance with and governed by the laws of the State of Hawaii. If any provision of this Amendment is held to be invalid or unenforceable, the validity or enforceability of the other provisions of this Amendment shall remain unaffected.

     12. SUBMISSION TO JURISDICTION. The Company, the Guarantors and SSHI hereby irrevocably and unconditionally submit, but only for the purposes of any action or proceeding which the Banks and/or the Agents may bring to enforce any of the Loan Documents, as amended herein, to the jurisdiction of the courts of the State of Hawaii and the United States District Court for the District of Hawaii. Such submission to such jurisdiction shall not prevent the Banks and the Agents from commencing any such action or proceeding in any other court having jurisdiction.

     13. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

     14. EXPENSES. The Company shall pay all expenses incurred by the Administrative Agent in negotiations for and documentation of this Amendment and the satisfaction of the conditions thereof, including, but not limited to, fees and expenses of legal counsel for the Administrative Agent, and any other costs incurred by the Administrative Agent in connection with any of the matters described in this Amendment.

     15. BINDING EFFECT. This Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Company shall not assign this Amendment or any of the rights, duties or obligations of the Company hereunder without the prior written consent of the Banks and the Agents.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment the day and year first above written.

                              SCHULER HOMES, INC.

                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                                                                   "Borrower"


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                              SCHULER HOMES OF CALIFORNIA, INC.
                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                              SCHULER HOMES OF OREGON, INC.
                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                              SCHULER HOMES OF WASHINGTON, INC.
                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                              MELODY HOMES, INC.
                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                              SCHULER REALTY/MAUI, INC.
                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                              SCHULER REALTY/OAHU, INC.
                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                              LOKELANI CONSTRUCTION CORPORATION
                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                              MELODY MORTGAGE CO.
                              By /s/ Douglas M. Tonokawa

                                    - 5 -
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                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                              SHLR OF WASHINGTON, INC.

                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                              SHLR OF UTAH, INC.

                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance


                              SHLR OF COLORADO, INC.

                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                                                                    "Guarantors"

                              SSHI LLC

                              By SHLR of Washington, Inc.
                                  Its Managing Member

                              By /s/ Douglas M. Tonokawa
                                 -------------------------
                                 Name: Douglas M. Tonokawa
                                 Title: Vice President of Finance

                                                                          "SSHI"


                              FIRST HAWAIIAN BANK, as Administrative Agent and Co-Syndication Agent

                              By /s/ Russell A. Loo
                                 --------------------
                                 Name: Russell A. Loo
                                 Title: Assistant Vice President

                                                          "Administrative Agent"

                              BANK OF AMERICA NT&SA, as Documentation Agent and Co-Syndication Agent

                              By /s/ C.K. Hamilton


                                    - 6 -
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                                 ----------------------
                                 Name: Cynthia Hamilton
                                 Title: Vice President
                                                           "Documentation Agent"




                              FIRST HAWAIIAN BANK, as a Bank

                              By /s/ Russell A. Loo
                                 --------------------
                                 Name: Russell A. Loo
                                 Title: Assistant Vice President

                              BANK OF AMERICA NT&SA, as a Bank

                              By /s/ C. K. Hamilton
                                 ---------------------
                                 Name: Cynthia Hamilton
                                 Title: Vice President

                              BANK ONE, ARIZONA, NA

                              By /s/ R. Williams
                                 ------------------------
                                 Name: Rhonda R. Williams
                                 Title: Vice President

                              BANK BOSTON, NA

                              By /s/ Nicholas Whiting
                                 ----------------------
                                 Name: Nicholas Whiting
                                 Title: Vice President

                              BANK OF HAWAII

                              By /s/ Joyce Y. Sakai
                                 ----------------------
                                 Name: Joyce Y. Sakai
                                 Title: Vice President

                                                                         "Banks"

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